UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported March 5, 2014

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-35620	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11 th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)
 (212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Principal Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2014, the Board of Directors (the “Board”) of Viggle Inc. (the “Company”) voted to reduce the number of directors from eight to seven, five of whom are deemed to be “independent directors,” effective as of March [5], 2014.  The independent directors are Peter C. Horan, Michael J. Meyer, John D. Miller, Harriet Seitler and Birame N. Sock Joseph F. Rascoff had previously informed the Board of the Company of his decision not to stand for re-election to the Board due to his other responsibilities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2014, pursuant to a stockholder consent, the Company approved the adoption of an amendment to its Articles of Incorporation (the “Amendment”) to effect a reverse stock split of all issued and outstanding shares of common stock at a ratio of 1 for 80 (the “Reverse Stock Split”). The effective date of the Reverse Stock Split is subject to approval of the application now pending with the Financial Industry Regulatory Authority (FINRA).  The actual effective date of the Reverse Stock Split will be disclosed by the Company in a subsequent Current Report on Form 8-K.  A copy of the form Amendment is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Company’s Definitive Information Statement on Schedule 14C dated February 10, 2014, the holder of the majority of shares of the Company approved by written consent the following corporate actions, which became effective on March [5], 2014:

1. The election of the following people to serve on the Board until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified:

Robert F.X. Sillerman
Peter C. Horan
Michael J. Meyer
John D. Miller
Mitchell J. Nelson
Harriet Seitler
Birame N. Sock

2. The ratification of the appointment of BDO USA, LLC as the Registrant’s independent registered public accounting firm for the fiscal year ending June 30, 2014

3. The approval and adoption of the Reverse Stock Split as described in Item 5.03 hereinabove

4. The approval of an amendment to the Company’s 2011 Executive Incentive Plan (the “Plan”) increasing the number of pre-split shares of common stock reserved and available for distribution under the Plan from 30,000,000 to 60,000,000 pre-split shares, and a further amendment to increase the number of shares of common stock reserved for issuance thereunder to 3,750,000 post-split shares after the Reverse Stock Split becomes effective

5. The approval of named executive officer compensation (on an advisory basis)

6. The approval of the frequency of future advisory votes to approve named executive officer compensation, determining that such advisory votes should be held every three years

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Form of Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC.

DATE: March 10, 2014	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President and Secretary

EXHIBITS

Exhibit No.	Description

3.1	Form of Certificate of Amendment to Articles of Incorporation